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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             DECEMBER 28, 2001
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Date of earliest event reported:            NOVEMBER 28, 2001
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                             PIONEER COMPANIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                              1-9859                     06-1215192
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)


700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS                         77002
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code        (713) 570-3200
                                                  ------------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         The following information is being furnished with respect to the order confirming the Amended Joint Plan of Reorganization dated September 21, 2001, as modified (the "Plan") of Pioneer Companies, Inc. ("Pioneer"), Pioneer Corporation of America ("PCA"), Imperial West Chemical Company, PCI Chemicals Canada Inc. ("PCICC"), Pioneer Americas, Inc., Pioneer (East), Inc., Pioneer Water Technologies, Inc., Pioneer Leasing, Inc. and KWT, Inc. (collectively, the "Debtors"").

         (1) The order confirming the Plan was signed by the United States Court for the Southern District of Texas, Houston Division (the "Court"), in Case No. 01-38259-H3-11, on November 28, 2001, and was entered into the Court's docket on November 28, 2001.

         (2) Pursuant to the Plan, the Debtors' will continue their business operations in the manufacturing and marketing of chlorine, caustic soda, hydrochloric acid and related products. The Plan designates 11 classes of Claims and Equity Interests according to their differing nature and priority as established under the United States Bankruptcy Code. Capitalized terms used in this summary and not defined herein are given the meaning attributed to them in the Plan, which is attached as Exhibit 2.1. The following is a fair summarization of other material features of the Plan, the terms of which are incorporated by reference herein. To the extent, if any, that this summary conflicts with the terms of the Plan, the terms of the Plan will control.

                  The holders of Equity Interests in Pioneer will receive no distributions on account of such Equity Interests. On the Effective Date, all Equity Interests in Pioneer will be cancelled, extinguished, and of no further force and effect as of the Effective Date.

                  On the Effective Date, each holder of an Allowed Canadian Secured Term and Note Claim as of the Record Date will receive such holder's Pro Rata Share of 57% of (i) the New Tranche A Term Notes (including the Guarantees thereof), (ii) the New Tranche B Notes (including the Guarantees thereof) and
(iii) 9,700,000 shares of the New Common Stock.

                  On the Effective Date, each holder of an Allowed PCA U.S. Secured Term and Note Claim as of the Record Date will receive such holder's Pro Rata Share of 43% of (i) the New Tranche A Term Notes (including the Guarantees thereof), (ii) the New Tranche B Notes (including the Guarantees thereof) and
(iii) 9,700,000 shares of the New Common Stock.

                  The New Tranche A Term Notes will be issued by PCA or its successor in interest pursuant to the New Tranche A Indenture or, for holders so electing, pursuant to the New Tranche A Credit Facility. The combined aggregate principal amount of the New Tranche A Term Notes issued under both such agreements is $50 million. The New Tranche A Term Notes will bear interest at the LIBOR Rate plus 350 basis points and are due and payable on the date five years after the Effective Date if not sooner in accordance with their terms.

                  The New Tranche B Notes will be in the aggregate principal amount of $150 million, will issued by PCICC or its successor in interest pursuant to the New Tranche B Notes

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Indenture, will bear interest at 10.0% per annum, will be payable semi-annually and will mature on the date seven years after the Effective Date.

                  Each holder of an Allowed Congress Secured Claim will be treated in accordance with the terms of the Exit Facility.

                  Each holder of an Other Priority Claim will receive Cash in an amount equal to such Claim on the later of the Effective Date and the date such Claim becomes an Allowed Other Priority Claim, or as soon thereafter as is practicable.

                  Except to the extent that any entity entitled to payment of any Administrative Expense Claim agrees to a different treatment, each holder of such a Claim will receive Cash in an amount equal to such Claim on the later of the Effective Date and the date such Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is practicable; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtors in Possession or liabilities arising under loans or advances to or other obligations incurred by the Debtors in Possession, to the extent authorized and approved by the Court if such authorization and approval was required under the Bankruptcy Code, will be paid in full and performed by the Debtors in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing or other documents relating to, such transactions.

                  Except to the extent that a holder of Priority Tax Claim and/or a Secured Tax Claim has been paid by the Debtors prior to the Effective Date or agrees to a different treatment, each such holder will receive, at the sole option of Pioneer, (a) Cash in an amount equal to such claim on the later of the Effective Date and the date such claim becomes an Allowed Priority Tax Claim or Allowed Secured Tax Claim, as applicable, or as soon thereafter as is practicable or (b) equal annual Cash payments in an aggregate amount equal to such claim, together with interest at a fixed annual rate equal to 8.0%, over a period through the sixth anniversary of the date of assessment of such claim, or upon such other terms determined by the Court to provide the holder of such claim deferred Cash payments having a value, as of the Effective Date, equal to such Allowed Priority Tax Claim or Allowed Secured Tax Claim, as applicable.

                  Except to the extent that a holder of an Allowed Other Secured Claim agrees to a different treatment, at the sole option of Pioneer, (i) each such Claim will be reinstated and rendered notwithstanding any contractual provision or applicable nonbankruptcy law that entitles the holder of such a Claim to demand or receive payment of such Allowed Other Secured Claim prior to the stated maturity of such Claim from and after the occurrence of a default or
(ii) each holder of such a Claim will receive a New Other Secured Note, on the later of the Effective Date and the date the Claim becomes an Allowed Other Secured Claim, or as soon thereafter as is practicable.

                  On the later of the Effective Date or the date a City of Tacoma Secured Claim becomes an Allowed Secured Claim, each holder of such a Claim will be paid $469,000 per month until such time as the Claim is paid in full (including any interest and/or reasonable attorneys' fees to which the Court determines the claimant is entitled).

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                  Each holder of Convenience Claim as of the Record Date will receive Cash in an amount equal to 100% of such Claim on the later of the Effective Date and the date such Claim becomes an Allowed Convenience Claim, or as soon thereafter as is practicable.

                  Each holder of an Allowed General Unsecured Claim will receive on account of such holder's Claim such holder's Pro Rata Share of 300,000 shares of the New Common Stock.

                  The holders of Subordinated Claims will receive no distributions on account of such Claims.

         (3) The number of shares of common stock of Pioneer Companies, Inc. outstanding as of November 28, 2001, the date of the confirmation order, was 10,678,893. Upon consummation of the Plan, 10,000,000 shares of New Common Stock will be issued and outstanding; 300,000 shares of such New Common Stock will be issued to holders of Allowed General Unsecured Claims and 9,700,000 shares of such New Common Stock will be issued to the holders of Allowed PCA U.S. Secured Term and Notes Claims and Allowed Canadian Secured Term and Note Claims.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibit

                 2.1 Debtors' Amended Joint Plan of Reorganization, dated September 21, 2001.

                 2.2 Debtors' Motion for Order Modifying the Debtors' Joint Plan of Reorganization, dated November 6, 2001.

                 2.3 Debtors' Second Motion for Order Modifying the Debtors' Joint Plan of Reorganization, dated November 28, 2001.

                 2.4 Order Confirming Debtors' Joint Plan of Reorganization, dated November 28, 2001.

                99.1 Unaudited Consolidated Balance Sheet of Pioneer as of September 30, 2001.

                99.2   Press Release issued November 29, 2001.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PIONEER COMPANIES, INC.


                                              By: /s/ Kent R. Stephenson
                                                  ------------------------------
                                                  Kent R. Stephenson
                                                  Vice President, Secretary and
                                                  General Counsel



Dated:  December 28, 2001

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                                  EXHIBIT INDEX



            Exhibit Number     Description
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                       2.1     Debtors' Amended Joint Plan of Reorganization,
                               dated September 21, 2001.

                       2.2 Debtors' Motion for Order Modifying the Debtors' Joint Plan of Reorganization, dated November 6, 2001.

                       2.3 Debtors' Second Motion for Order Modifying the Debtors' Joint Plan of Reorganization, dated November 28, 2001.

                       2.4 Order Confirming Debtors' Joint Plan of Reorganization, dated November 28, 2001.

                      99.1 Unaudited Consolidated Balance Sheet of Pioneer as of September 30, 2001.

                      99.2     Press Release issued November 29, 2001.

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